TERM LOAN NOTE

$5,000,000	February 22, 2010

FOR VALUE RECEIVED, the undersigned, THE KEYW CORPORATION, a Maryland corporation, THE KEYW HOLDING CORPORATION, a Maryland corporation, INTEGRATED COMPUTER CONCEPTS, INCORPORATED, a Maryland corporation, S&H ENTERPRISES OF CENTRAL MARYLAND, INC., a Maryland corporation, and THE ANALYSIS GROUP, LLC, a Virginia limited liability company (collectively, the “Borrowers”) hereby jointly and severally promise to pay to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), in lawful money of the United States of America and in immediately available funds and without deduction, set-off or other reduction, the principal amount of FIVE MILLION DOLLARS ($5,000,000.00) on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term Loan, in like money and funds, for the period commencing on the date hereof until such Term Loan shall be paid in full, at the rates per annum and in accordance with the terms and conditions of the Credit Agreement.

This Note is the “Term Note” referred to in that certain Credit and Security Agreement of even date herewith between the Borrowers and the Lender (such Credit Agreement, as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, being referred to herein as the "Credit Agreement"), and evidences the Term Loan made or deemed to be made by the Lender thereunder.  The holder of this Note shall be entitled to, without limitation, the benefits provided in the Credit Agreement as set forth therein.  The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and for prepayment of the Term Loan prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement.  Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

The Borrowers and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder.  The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

KEYW and Subsidiaries
Term Loan Note

THIS NOTE, TOGETHER WITH THE OTHER FINANCING DOCUMENTS, REPRESENTS THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature page follows]
KEYW and Subsidiaries
Term Loan Note

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed in its name, under its seal and on its behalf by its duly authorized representative the day and year first written above.

BORROWERS:

WITNESS:	THE KEYW CORPORATION

/s/Terry L. Jasek	By:	/s/ Leonard E. Moodispaw	(SEAL)
Name: Leonard E. Moodispaw
Title: Chief Executive Officer

WITNESS:	THE KEYW HOLDING CORPORATION

/s/Terry L. Jasek	By:	/s/ Leonard E. Moodispaw	(SEAL)
Name: Leonard E. Moodispaw
Title: Chief Executive Officer

WITNESS:	INTEGRATED COMPUTER CONCEPTS, INCORPORATED

/s/Terry L. Jasek	By:	/s/ John E. Krobath	(SEAL)
Name: John E. Krobath
Title: Chief Financial Officer

WITNESS:	S&H ENTERPRISES OF CENTRAL MARYLAND, INC.

/s/Terry L. Jasek	By:	/s/ John E. Krobath	(SEAL)
Name: John E. Krobath
Title: Chief Financial Officer

WITNESS:	THE ANALYSIS GROUP, LLC

/s/Terry L. Jasek	By:	/s/ John E. Krobath	(SEAL)
Name: John E. Krobath
Title: Chief Financial Officer

KEYW and Subsidiaries
Term Loan Note